Exhibit 23.1



                              ACCOUNTANTS' CONSENT



The Board of Directors:

We consent to the use of our report, dated January 22, 2001, which is incorporated by reference in the 2000 Annual Report on Form 10-K of Sterling Bancorp, incorporated herein by reference.



/s/ KPMG LLP
-----------------------------
KPMG LLP


New York, New York
October 26, 2001.